Exhibit 99.1

©2022 XPO LOGISTICS, INC. | CONFIDENTIAL AND PROPRIETARY Pro Forma Financial Data December 2022

©2022 XPO LOGISTICS, INC. | CONFIDENTIAL AND PROPRIETARY On November 1 , 2022 , XPO Logistics, Inc . (“XPO” or the “Company”) completed the previously announced separation of its tech - enabled transportation platform (the "RXO Separation") to XPO stockholders . Additionally, in March 2022 , XPO sold its North American intermodal operation (“Intermodal”) (“Intermodal Sale”) and recorded a $ 434 million pre - tax gain on the sale, net of transaction costs, during the first six months of 2022 . The Intermodal Sale (together with the RXO Separation, the “Separations”) was part of a single plan of disposal . The Separations together qualify for discontinued operations under U . S . GAAP upon the RXO Separation . On November 1 , 2022 , XPO filed a Current Report on Form 8 - K (the “Form 8 - K”), which included unaudited pro forma condensed consolidated statements of operations for the six months ended June 30 , 2022 and for each of the years ended December 31 , 2021 , 2020 and 2019 to illustrate the estimated effects of the Separations . In this presentation, XPO is providing additional unaudited pro forma condensed consolidated and adjusted financial data to assist investors in assessing XPO's historical performance on a basis that excludes these Separations . This data should be read in conjunction with (i) the unaudited pro forma consolidated financial information included in the Form 8 - K, which was prepared in accordance with Regulation S - X Article 11 , Pro Forma Financial Information, as amended, (ii) XPO’s Annual Reports on Form 10 - K for the years ended December 31 , 2021 and 2020 , (iii) XPO’s Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2022 and 2021 , June 30 , 2022 and 2021 , and September 30 , 2022 and 2021 and (iii) the reconciliations provided herein . This presentation has been prepared by XPO for illustrative and informational purposes only in accordance with Regulation S - X Article 11 , Pro Forma Financial Information, as amended . The pro forma financial data is based on various adjustments and assumptions and is not necessarily indicative of what XPO’s consolidated statements of operations actually would have been had the Separations been completed as of the dates indicated or will be for any future periods . The pro forma financial data does not purport to project the future operating results of XPO and does not include adjustments to reflect any potential synergies or dis - synergies that may result from the Separations . NON - GAAP FINANCIAL MEASURES As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non - GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP or a pro forma measure prepared and presented in accordance with Regulation S - X Article 11 , Pro Forma Financial Information, as amended, as applicable, which reconciliations are set forth in the financial tables below . XPO’s non - GAAP financial measures used in this presentation for the quarterly periods for the year ended December 31 , 2021 and the quarterly periods for the first nine months of 2022 and each of the years ended December 31 , 2020 and 2021 include adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) on a consolidated basis and for Corporate and Intersegment Eliminations, pro forma adjusted EBITDA excluding the results of operations for RXO, Inc . and Intermodal (“pro forma adjusted EBITDA”) on a consolidated basis and for our Brokerage and Other Services segment and Corporate and Intersegment Eliminations, consolidated pro forma adjusted net income (loss) from continuing operations attributable to common shareholders excluding the results of operations for RXO, Inc . and Intermodal (“pro forma adjusted net income (loss)”), and pro forma adjusted diluted earnings (loss) from continuing operations per share excluding the results of operations for RXO, Inc . and Intermodal (“pro forma adjusted EPS”) . We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . We believe that adjusted EBITDA and pro forma adjusted EBITDA improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that pro forma adjusted net income (loss) and pro forma adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities, including amortization of acquisition - related intangible assets . Other companies may calculate these non - GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies . These non - GAAP financial measures should only be used as supplemental measures of our operating performance . Adjusted EBITDA, pro forma adjusted EBITDA, pro forma adjusted net income (loss) and pro forma adjusted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the financial tables below . Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin - off and may include transaction costs, consulting fees, retention awards, and internal salaries and wages (to the extent the individuals are assigned full - time to integration and transformation activities) and certain costs related to integrating and converging IT systems . Restructuring costs primarily relate to severance costs associated with business optimization initiatives . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and evaluating XPO's ongoing performance . 1 Basis of Presentation and Disclaimers:

Financial Reconciliations

XPO Logistics, Inc.
Unaudited Pro Forma and Pro Forma Adjusted Financial Data
(in millions)

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended			For the Nine Months Ended
	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	September 2022
Less-than-Truckload adjusted EBITDA as previously reported [1][2][3]	$ 764	$ 214	$ 258	$ 222	$ 210	$ 904	$ 205	$ 294	$ 258	$ 757
Brokerage and other services segment adjusted EBITDA as previously reported [1][2][3]	$ 284	$ 125	$ 130	$ 131	$ 161	$ 547	$ 164	$ 152	$ 123	$ 439
Less: Adjusted EBITDA attributable to North American Transportation	(196)	(88)	(82)	(89)	(120)	(379)	(124)	(104)	(78)	(306)
Brokerage and other services segment pro forma adjusted EBITDA	$ 88	$ 37	$ 48	$ 42	$ 41	$ 168	$ 40	$ 48	$ 45	$ 133
Corporate and intersegment eliminations adjusted EBITDA as previously reported [1][2]	$ (201)	$ (60)	$ (58)	$ (46)	$ (48)	$ (212)	$ (48)	$ (41)	$ (29)	$ (118)
Plus: General corporate overhead previously allocated to North American Transportation and other	(42)	(13)	(12)	(12)	(10)	(47)	(12)	(12)	(11)	(35)
Corporate and intersegment eliminations pro forma adjusted EBITDA	$ (243)	$ (73)	$ (70)	$ (58)	$ (58)	$ (259)	$ (60)	$ (53)	$ (40)	$ (153)
XPO Consolidated adjusted EBITDA as previously reported [1][2]	$ 847	$ 279	$ 330	$ 307	$ 323	$ 1,239	$ 321	$ 405	$ 352	$ 1,078
Less: Adjusted EBITDA attributable to North American Transportation	(196)	(88)	(82)	(89)	(120)	(379)	(124)	(104)	(78)	(306)
Plus: General corporate overhead previously allocated to North American Transportation and other	(42)	(13)	(12)	(12)	(10)	(47)	(12)	(12)	(11)	(35)
XPO pro forma adjusted EBITDA	$ 609	$ 178	$ 236	$ 206	$ 193	$ 813	$ 185	$ 289	$ 263	$ 737

[1] Prior to the spin-off of RXO, XPO's financial results were comprised of the Less-than-Truckload and Brokerage and Other Services segments and Corporate and Intersegment Eliminations; this reconciliation bridges the pro forma adjusted EBITDA amounts with the previously reported results of the segments and Corporate and Intersegment Eliminations.

[2] Historical financial data has been derived from XPO's historical financial statements for the periods presented.

[3] Adjusted EBITDA is used by our chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280.

Refer to the Non-GAAP Financial Measures section on page 1 for more information.

2 ©2022 XPO LOGISTICS, INC. | CONFIDENTIAL AND PROPRIETARY

XPO

Financial Reconciliations Cont.

XPO Logistics, Inc.
Non-GAAP Reconciliations
(Unaudited, in millions)

	For the Year Ended December 2020	For the Three Months Ended March 2021	June 2021	September 2021	December 2021	For the Year Ended December 2021	For the Three Months Ended March 2022	June 2022	September 2022	For the Nine Months Ended September 2022
Less-than-Truckload Segment Reconciliation of Adjusted EBITDA:										
Reconciliation of Less-than-Truckload segment operating income to adjusted EBITDA [1]										
Operating income	$ 487	$ 145	$ 187	$ 149	$ 137	$ 618	$ 132	$ 216	$ 182	$ 530
Transaction and integration costs	5	-	-	1	-	1	-	2	-	2
Restructuring costs	4	-	-	-	-	-	3	-	2	5
Other income [2]	44	14	14	15	16	59	15	16	14	45
Depreciation and amortization [3]	224	55	57	57	57	226	55	60	60	175
Adjusted EBITDA [4]	$ 764	$ 214	$ 258	$ 222	$ 210	$ 904	$ 205	$ 294	$ 258	$ 757
Brokerage and Other Services Segment Reconciliations of Adjusted EBITDA and Pro Forma Adjusted EBITDA:										
Reconciliation of operating income to adjusted EBITDA [1]										
Operating income	$ 21	$ 64	$ 67	$ 58	$ 93	$ 282	$ 100	$ 93	$ 62	$ 255
Transaction and integration costs	16	1	2	5	8	16	2	1	3	6
Restructuring costs	20	1	-	8	1	10	2	4	2	8
Adjusted operating income	57	66	69	71	102	308	104	98	67	269
Other income (expense)	(2)	(1)	1	-	(1)	(1)	-	-	2	2
Depreciation and amortization [3]	229	60	60	60	60	240	60	54	54	168
Adjusted EBITDA [4]	$ 284	$ 125	$ 130	$ 131	$ 161	$ 547	$ 164	$ 152	$ 123	$ 439
Reconciliation of pro forma operating income (loss) to pro forma adjusted EBITDA										
Pro forma operating income (loss)	$ (59)	$ 1	$ 11	$ (6)	$ (4)	$ 2	$ 3	$ 15	$ 11	$ 28
Transaction and integration costs	8	-	2	5	8	15	2	1	2	5
Restructuring costs	11	1	-	8	1	10	2	1	1	4
Pro forma adjusted operating income (loss)	(40)	2	13	7	5	27	7	17	14	37
Other income (expense)	(1)	-	-	(1)	-	(1)	-	(1)	1	-
Depreciation and amortization [3]	129	35	35	36	36	142	33	32	30	96
Pro forma adjusted EBITDA	$ 88	$ 37	$ 48	$ 42	$ 41	$ 168	$ 40	$ 48	$ 45	$ 133

[1] Historical financial data has been derived from XPO's historical financial statements for the periods presented.
[2] Other income primarily consists of pension income.
[3] Depreciation and amortization includes the following impact from the amortization of acquisition-related intangible assets for the periods noted below:

	For the Year Ended December 2020	For the Three Months Ended March 2021	June 2021	September 2021	December 2021	For the Year Ended December 2021	For the Three Months Ended March 2022	June 2022	September 2022	For the Nine Months Ended September 2022
Amortization of acquisition-related intangible assets										
Less-than-Truckload Segment	$ 34	$ 8	$ 9	$ 8	$ 8	$ 33	$ 8	$ 9	$ 8	$ 25
Brokerage and Other Services Segment	53	14	12	14	13	53	12	10	11	33
Pro forma Brokerage and Other Services Segment	21	7	4	7	5	23	5	5	6	16
Consolidated	87	22	21	22	21	86	20	19	19	58
Pro forma Consolidated	55	15	13	15	13	56	13	14	14	41

[4] Adjusted EBITDA is used by our chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280.
Refer to the Non-GAAP Financial Measures section on page 1 for more information.

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©2022 XPO LOGISTICS, INC. | CONFIDENTIAL AND PROPRIETARY

XPO

Financial Reconciliations Cont.

XPO Logistics, Inc.
Non-GAAP Reconciliations (Cont.)
(Unaudited, in millions)

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended			For the Nine Months Ended
	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	September 2022
Corporate and Intersegment Eliminations Reconciliations of Adjusted EBITDA and Pro Forma Adjusted EBITDA:										
Reconciliation of operating income (loss) to adjusted EBITDA [1]										
Operating income (loss)	$ (280)	$ (70)	$ (63)	$ (95)	$ (56)	$ (284)	$ 393	$ (79)	$ (59)	$ 255
Transaction and integration costs	54	4	4	9	3	20	8	22	22	52
Restructuring costs	7	-	1	6	2	9	1	-	5	6
(Gain) loss on sale of business	-	-	-	-	-	-	(450)	16	-	(434)
Litigation settlements	-	-	-	29	2	31	-	-	-	-
Other income (expense) [2]	1	2	(3)	4	(1)	2	(1)	(1)	(1)	(3)
Depreciation and amortization	17	4	3	1	2	10	1	1	4	6
Adjusted EBITDA	$ (201)	$ (60)	$ (58)	$ (46)	$ (48)	$ (212)	$ (48)	$ (41)	$ (29)	$ (118)
Reconciliation of pro forma operating income (loss) to pro forma adjusted EBITDA										
Pro forma operating income (loss)	$ (330)	$ (91)	$ (77)	$ (80)	$ (66)	$ (314)	$ (72)	$ (71)	$ (59)	$ (201)
Transaction and integration costs [3]	54	10	4	9	3	26	7	14	11	32
Restructuring costs	7	-	1	6	2	9	1	-	-	1
Other income (expense) [2]	1	2	(3)	4	(1)	2	(1)	(1)	(1)	(3)
Depreciation and amortization	25	6	5	3	4	18	5	5	9	18
Pro forma adjusted EBITDA	$ (243)	$ (73)	$ (70)	$ (58)	$ (58)	$ (259)	$ (60)	$ (53)	$ (40)	$ (153)

[1] Historical financial data has been derived from XPO's historical financial statements for the periods presented.

[2] Other income (expense) consists of foreign currency gain (loss) and other income (expense).

[3] 2022 includes stock-based compensation expense for awards issued in conjunction with announcement of the RXO Separation.

Refer to the Non-GAAP Financial Measures section on page 1 for more information.

4 ©2022 XPO LOGISTICS, INC. | CONFIDENTIAL AND PROPRIETARY

XPO

Financial Reconciliations Cont.

XPO Logistics, Inc.
Non-GAAP Reconciliations (Cont.)
(Unaudited, in millions)

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended			For the Nine Months Ended
	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	September 2022
Consolidated Reconciliations of Adjusted EBITDA and Pro Forma Adjusted EBITDA:										
Reconciliation of income (loss) from continuing operations to adjusted EBITDA [(1)]										
Income (loss) from continuing operations	$ (13)	$ 63	$ 113	$ 21	$ 126	$ 323	$ 489	$ 141	$ 131	$ 761
Debt extinguishment loss	-	8	-	46	-	54	-	26	-	26
Interest expense	307	65	58	53	35	211	37	31	35	103
Income tax provision (benefit)	(22)	19	30	11	27	87	113	47	34	194
Unrealized (gain) loss on foreign currency option and forward contracts	(1)	(1)	2	-	-	1	-	-	-	-
(Gain) loss on sale of business	-	-	-	-	-	-	(450)	16	-	(434)
Litigation settlements	-	-	-	29	2	31	-	-	-	-
Transaction and integration costs	75	5	6	15	11	37	10	25	25	60
Restructuring costs	31	1	1	14	3	19	6	4	9	19
Depreciation and amortization [(2)]	470	119	120	118	119	476	116	115	118	349
Adjusted EBITDA	$ 847	$ 279	$ 330	$ 307	$ 323	$ 1,239	$ 321	$ 405	$ 352	$ 1,078
Reconciliation of pro forma income (loss) from continuing operations to pro forma adjusted EBITDA										
Pro forma income (loss) from continuing operations	$ (119)	$ (4)	$ 64	$ (12)	$ 42	$ 90	$ 35	$ 92	$ 91	$ 218
Debt extinguishment loss	-	17	-	46	-	63	-	26	-	26
Interest expense	307	60	52	48	29	189	32	25	31	88
Income tax provision (benefit) [(3)]	(43)	(1)	13	-	12	24	10	31	26	67
Transaction and integration costs [(4)]	67	10	6	15	11	42	9	17	13	39
Restructuring costs	22	1	1	14	3	19	6	1	3	10
Depreciation and amortization [(2)]	378	96	97	96	97	386	93	97	99	289
Other	(3)	(1)	3	(1)	(1)	-	-	-	-	-
Pro forma adjusted EBITDA	$ 609	$ 178	$ 236	$ 206	$ 193	$ 813	$ 185	$ 289	$ 263	$ 737

[(1)] Historical financial data has been derived from XPO's historical financial statements for the periods presented.

[(2)] Depreciation and amortization includes the following impact from the amortization of acquisition-related intangible assets for the periods noted below:

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended			For the Nine Months Ended
	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	September 2022
Amortization of acquisition-related intangible assets										
Less-than-Truckload Segment	$ 34	$ 8	$ 9	$ 8	$ 8	$ 33	$ 8	$ 9	$ 8	$ 25
Brokerage and Other Services Segment	53	14	12	14	13	53	12	10	11	33
Pro forma Brokerage and Other Services Segment	21	7	4	7	5	23	5	5	6	16
Consolidated	87	22	21	22	21	86	20	19	19	58
Pro forma Consolidated	55	15	13	15	13	56	13	14	14	41

[(3)] The estimated income tax provision (benefit) has been calculated by applying the overall estimated effective tax rate to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or treatment, in which case the tax effect of such item is estimated by applying the specific tax rate or treatment.

[(4)] 2022 includes stock-based compensation expense for awards issued in conjunction with announcement of the RXO Separation.

Refer to the Non-GAAP Financial Measures section on page 1 for more information.

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©2022 XPO LOGISTICS, INC. | CONFIDENTIAL AND PROPRIETARY

Financial Reconciliations Cont.

XPO Logistics, Inc.
Reconciliation of Pro Forma Income (Loss) from Continuing Operations and Pro Forma Diluted Earnings (Loss) from Continuing Operations Per Share to Pro Forma Adjusted Net Income (Loss) from Continuing Operations and Pro Forma Adjusted Diluted Earnings (Loss) from Continuing Operations Per Share
(Unaudited)
(In millions, except per share data)

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended			For the Nine Months Ended
	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	September 2022
Pro forma income (loss) from continuing operations	$ (119)	$ (4)	$ 64	$ (12)	$ 42	$ 90	$ 35	$ 92	$ 91	$ 218
Preferred stock conversion charge	(22)	-	-	-	-	-	-	-	-	-
Distributed and undistributed net income	(9)	-	-	-	-	-	-	-	-	-
Net loss from continuing operations attributable to noncontrolling interests	3	-	-	-	-	-	-	-	-	-
Pro forma net income (loss) from continuing operations attributable to common shareholders [(1)]	$ (147)	$ (4)	$ 64	$ (12)	$ 42	$ 90	$ 35	$ 92	$ 91	$ 218
Preferred stock conversion charge	22	-	-	-	-	-	-	-	-	-
Debt extinguishment loss	-	17	-	46	-	63	-	26	-	26
Unrealized (gain) loss on foreign currency option and forward contracts	(1)	(1)	2	-	-	1	-	-	-	-
Amortization of acquisition-related intangible assets	55	15	13	15	13	56	13	14	14	41
ABL amendment cost	-	-	-	1	-	1	-	-	-	-
Transaction and integration costs [(2)]	67	10	6	15	11	42	9	17	13	39
Restructuring costs	22	1	1	14	3	19	6	1	3	10
Income tax associated with the adjustments above [(3)]	(40)	(10)	(5)	(21)	(6)	(42)	(7)	(14)	(7)	(28)
Discrete and other tax-related adjustments [(4)]	-	-	-	(4)	-	(4)	-	-	-	-
Allocation of undistributed earnings	(12)	-	-	-	-	-	-	-	-	-
Pro forma adjusted net income (loss) from continuing operations attributable to common shareholders [(1)]	$ (34)	$ 28	$ 81	$ 54	$ 63	$ 226	$ 56	$ 136	$ 114	$ 306
Pro forma diluted earnings (loss) from continuing operations per share [(1)]	$ (1.61)	$ (0.04)	$ 0.57	$ (0.10)	$ 0.36	$ 0.79	$ 0.30	$ 0.80	$ 0.79	$ 1.89
Pro forma adjustments per share	1.24	0.29	0.15	0.57	0.18	1.19	0.18	0.38	0.20	0.76
Pro forma adjusted diluted earnings (loss) from continuing operations per share [(1)]	$ (0.37)	$ 0.25	$ 0.72	$ 0.47	$ 0.54	$ 1.98	$ 0.48	$ 1.18	$ 0.99	$ 2.65
Diluted weighted-average common shares outstanding:										
For pro forma diluted earnings (loss) per share	92	106	113	115	116	114	116	116	116	116
For pro forma adjusted diluted earnings (loss) per share	92	112	113	116	116	114	116	116	116	116

[(1)] The sum of quarterly net income (loss) from continuing operations attributable to common shareholders and earnings (loss) from continuing operations per share may not equal year-to-date amounts due to differences in the weighted-average number of shares outstanding during the respective periods.
[(2)] 2022 includes stock-based compensation expense for awards issued in conjunction with announcement of the RXO Separation.
[(3)] The estimated income tax benefit has been calculated by applying the overall estimated effective tax rate to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or treatment, in which case the tax effect of such item is estimated by applying the specific tax rate or treatment.
[(4)] Discrete tax items reflect a tax benefit related to a tax planning initiative that resulted in the recognition of a long-term capital loss offset by tax expense due to valuation allowances that were recognized as a result of the spin-off of our logistics business.
Refer to the Non-GAAP Financial Measures section on page 1 for more information.

6 ©2022 XPO LOGISTICS, INC. | CONFIDENTIAL AND PROPRIETARY

XPO